Legg Mason

Value Trust, Inc.

Investment Commentary and
Quarterly Report to Shareholders
December 31, 2008

LEGG MASON

ii	Investment Commentary

Legg Mason Value Trust, Inc.

Performance Information

Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices:

	Three Months	One Year	Average Annual Total Returns
			Five Years	Ten Years	Fifteen Years	Since InceptionA
Value Trust:
Primary ClassB	–28.97%	–55.05%	–12.13%	–4.21%	+6.60%	+11.09%
Class R	–28.92%	–54.89%	N/A	N/A	N/A	–35.01%
Financial
Intermediary Class	–28.88%	–54.77%	–11.56%	N/A	N/A	–5.93%
Institutional Class	–28.82%	–54.61%	–11.26%	–3.25%	N/A	+8.12%
S&P 500 IndexC	–21.94%	–37.00%	–2.19%	–1.38%	+6.46%	+10.91%
Lipper Large-Cap
Growth Funds
Category AverageD	–23.24%	–40.70%	–3.72%	–2.92%	+4.23%	+9.17%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Classes CB and R, please visit www.leggmason.com/ individualinvestors. For the Financial Intermediary and Institutional Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the C, R, Financial Intermediary and Institutional Classes were 1.73%, 1.38%, 1.09% and 0.74%, respectively, as indicated in the Fund’s most current prospectus dated February 1, 2009. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

On February 1, 2009, Primary Class shares were renamed Class C shares. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 0.95% for shares purchased by investors on and after that date and redeemed within one year of purchase.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

Dear Shareholder,

The tumult of the time disconsolate

To inarticulate murmurs dies away,

While the eternal ages watch and wait.

Longfellow, 1864

As disconsolate as we all may be, in looking at our investment results for 2008, contemplating our errors and thinking about what might have been if only... those words from Longfellow’s first sonnet on translating Dante, written during the height of the Civil War, remind us that “gam zeh ya’aver,” “this too shall pass,” as King Solomon was reminded in Hebrew folklore, and as Abraham Lincoln recounted in a speech in 1859.

Events in this financial and economic crisis are moving so fast that one is constantly revising one’s view as conditions unfold and the evidence warrants, making much commentary obsolete soon after it has been written. As Wittgenstein said in a different context, the words look like corpses soon after they are on the page. I will say a bit about how things look now, and what I expect in 2009, but such comments are even more provisional than usual.

2009 Outlook

It appears (emphasis mine) that the S&P 500 Index bottomed November 21st at 741 intraday. The number of new lows was less than at the previous October bottom, something market technicians consider a positive. Stocks then rallied over 20% into early January, and then turned down, with the S&P 500 Index, as of this writing, at 805, down almost 11% so far for 2009. As has been the case during this entire bear market, Financials led on the way down, and led off the bottom. They are again leading this mid-January sell-off. I believe the trend of the Financials leading the market will continue.

This financial crisis began with housing in the U.S., but has spread to encompass the global economy. It will not end until the financial system is stabilized and credit flows are restored. As Federal Reserve Board (“Fed”)E Chairman Bernanke said in an important speech on January 13, “History demonstrates conclusively that a modern economy cannot grow if its financial system is not operating effectively.” I believe if 2009 is a bad year for U.S. equities, it will be a bad year for financials, and if it is a good year for equities, I believe financials will outperform.

Quoting Chairman Bernanke again: “The global economy will recover, but the timing and strength of the recovery are highly uncertain. Government policy responses around the world will be critical determinants of the speed and vigor of the recovery.” The question for investors centers on the evaluation of policy and its impact on securities. So far the picture is, at best, mixed.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

For policy to be effective, it must accomplish two things: stabilize collateral values and stimulate aggregate demand. I believe the massive stimulus under consideration in Congress will help the second, but nothing so far has been effective in doing the first, which is far more important since it is the source of the problem, as I noted in my last letter. I think the release of additional Troubled Asset Relief Program (“TARP”) funds and the capitalizing of an aggregator bank to buy assets directly should both help, and ultimately I believe the government will succeed, but they can do substantial damage in the interim by ill-conceived words and actions.

Federal Deposit Insurance Corporation (“FDIC”) Chairwoman Sheila Bair expressed a view apparently widely held in the government when she said last week, “It is essential to get some private capital back into these banks.” I completely agree with that, but the problem for private capital is there has to be some prospect of earning a return by investing in banks, something the government seems not to understand. As this is being written, private capital is fleeing even what have heretofore been thought to be the strongest banks: Wells Fargo, down 50% this year, Bank of America, down almost 60% this year, PNC down 54%, U.S. Bancorp down almost 40%. The story is the same or even worse in Europe, where Deutsche Bank is down 46%, HSBC down 30%, Barclays down 57%, despite announcing it will have profits that exceed analysts’ estimates. Then there’s Royal Bank of Scotland, down 79% and Allied Irish, down 64%, in just the first three weeks of the new year. Clearly, the market is concerned the forthcoming government policies are not going to be effective, and may be counterproductive. It is the substance of those policies, and not the market’s fears or hopes for them, that will determine the outcome.

The financial authorities seem to think of private capital as, to borrow a phrase from Justice Holmes, some “brooding omnipresence in the sky.” Private capital is us, it is Davis, it is Dodge & Cox, it is Brandes, and so on. That is, it is mutual funds and pension plans and endowments, and every time we have bought bank shares recently, either new capital or existing shares, we have been killed. Until policy becomes clearer and more capital friendly, the chances of attracting new capital to banks is nil, in my opinion.

Policy has improved. It has moved away from being purely punitive — wiping out shareholders (private capital) if the institution needs government support, a counterproductive policy, if ever there were one, when you are saying the banking system needs more private capital to one that is opaque and apparently confused.

Coincidence or not, the rout in banks now underway began when reports began to circulate that regulators wanted Citigroup (“Citi”) to sell assets and shrink its balance sheet. Citi has since announced a plan to do just that, and the stock has collapsed. There are at least two major problems here: first, the regulators are subverting the governance process (if the stories are true) and making strategic decisions that are the purview of management, and second, who is going to buy hundreds of billions of dollars worth of assets from Citi in this environment? If the government wants board seats in return for

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

capital, that would be fine. But to have an anonymous regulator apparently deciding what the right size of Citi is, or declaring that Bank of America has to cut the dividend to a penny per quarter, leaves investors completely in the dark as to who is responsible for their capital and what policies the institution will pursue. As to the second issue, no one will buy those assets without the prospect of earning a significant risk-adjusted return, and if the buyer is going to get such a good deal, then it is a bad deal for Citi.

At this point, no one knows what the government’s policy is. Is it to shrink the size of the biggest banks so they don’t pose systemic risk, as Chairman Bernanke apparently suggested in his speech, and as the actions of Citi may suggest, or is it to have them bigger and more diversified, as the additional capital to Bank of America to complete the Merrill deal suggests?

Attracting private capital to banks requires, first, that there be a reasonable prospect of earning a good return on that capital, and so far the record is that there has been the opposite: capital committed has been capital lost. Second, policy has to be transparent and not opaque and ad hoc. Third, the accounting rules need to be sensible instead of idiotic, as is now the case with so-called “fair value” accounting.

None of these involves heroic or herculean efforts. There is some prospect of relief on the latter, as The Group of ThirtyF has recently recommended changes in the accounting standards (although the Financial Accounting Standards Board (“FASB”) has so far resisted efforts to enact sensible rules). To reiterate what I have written elsewhere: the transparency of marking assets to market is valuable to investors; but rules that equate the marginal price at which an asset trades with its “fair value,” and require banks to raise capital as a result of changes in those prices, are an important part of why the industry is capital short and why we have a financial crisis. Price is one thing, value is another. State Street Bank & Trust Company fell 60% because it showed several billion of mark-to-market losses on debt securities in its portfolio in the quarter, raising fears about its capital adequacy, despite having regulatory capital well over double what is necessary to be considered well capitalized. In addition, all of those debt securities are current as to interest and principal payments. Fears, not facts, are driving prices.

To come full circle: I agree completely with Chairman Bernanke that we need to stabilize the financial system and restore the flow of credit, and with Chairwoman Bair that we need to get private capital into banks. The question is, when will policies be adopted that will lead to more credit being extended and to investors making money in banks and other financials?

We have been investing in banks and other financials for over a quarter of a century, and were involved in putting new capital into them during the last crisis around 1990. That worked out very well. We have also been part of the private capital that has put money into financials in this crisis, and that has been a disaster, for us and for every other investor who has done so. If we are typical, the appetite for private capital to go into banks now approaches zero, unless there are substantial changes in policy that are capital friendly.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

The problem with credit, by the way, is not that banks are not lending, a statement one reads almost every day in the Wall Street Journal or the Financial Times, or hears from some politician or other. The facts are, according to the Fed, that bank lending has grown 5.7% since the recession began in December 2007, and consumer loans grew 8.9%. Only home equity loans actually declined.

The problem with credit is that it is far too expensive to make it economic to use it to grow. With investment grade debt having yields greater than the growth rate of nominal U.S. gross domestic product (“GDP”)G, the cost of new debt in the system exceeds the ability to earn enough to pay for it. Hence, the deleveraging going on. The government, on the other hand, can borrow at half the growth rate of nominal GDP, and hence, it is the government that will, and should, borrow aggressively to invest in the country’s future.

All of this was explained a generation ago by Keynes when we last had a crisis like this, and anyone seeking to understand it should either go to the source, or to the second volume of Robert Skidelsky’s monumental three volume biography.

I remain optimistic that the new administration, which is staffed with first-rate financial talent, coupled with the Fed, will craft policies that will be effective in stabilizing the financial system and restoring the flow of credit.

Despite the raggedy start, I also think this will be a pretty good year for equity investors. Last year was the worst for U.S. (and most other) stocks since the 1930s. Pessimism and gloom abound. Short-term trading has replaced long-term thinking. The consensus is for economic growth to resume in the second half of the year but, of course, no one knows. But growth will resume, and when it does, equity prices will be much higher, in my opinion. Valuation-based strategies had a strong December and early January and we performed very well, as one would expect when that is happening. The sell-off in Financials and the market in the past two weeks has interrupted that trend, and the S&P 500 Index has now had its worst start to a new year ever. Fear has returned to the fore.

This too shall pass.

Value Trust Comments

During the fourth quarter, we added 15 new names to the Fund, which is now exposed to every sector of the market for the first time in many years. Values abound and we believe we can broaden and diversify the portfolio without sacrificing future rates of return. The fourth quarter sell-off was driven by a panic stampede for liquidity that encompassed all sectors (“Of the maxims of orthodox finance, none, surely, is more

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

anti-social than the fetish of liquidity...” Keynes). In my opinion, the long-term opportunities for the Fund have never been better and the overall quality of the portfolio has never been higher. Financials are now under 10% of the market’s capitalization for the first time since 1992, which was a great time to buy Financials. In my opinion, this is also the best time to buy quality in my investing career; it has never been cheaper and we continue to look for, and to find, names with excellent financial strength, good and growing dividends, leading positions in their industry, and trading at 5- or 10-year lows and at historically low valuations. We believe this should lead to quite satisfactory results over the next 5 to 10 years.

Bill Miller, CFA

January 20, 2009
DJIA: 7949.09

A

The inception date of the Primary Class is April 16, 1982. The inception date of Class R is December 28, 2006. The inception date of the Financial Intermediary Class is March 23, 2001. The inception date of the Institutional Class is December 1, 1994. Index returns are for periods beginning April 30, 1982. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.
C	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
D

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Growth Funds Category Average is comprised of the Fund’s peer group of mutual funds.

E

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

F

The Group of Thirty is an international body of leading financiers and academics which aims to deepen understanding of economic and financial issues and to examine consequences of decisions made in the public and private sectors related to these issues.

G	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

N/A — Not applicable

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii	Investment Commentary

All investments are subject to risk including possible loss of principal. Past performance is no guarantee of future results. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. Because this Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund’s overall value to decline to a greater degree than a less concentrated portfolio. The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility.

The views expressed in this commentary reflect solely those of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Value Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Value Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Value Trust’s quarterly report for the three months ended December 31, 2008.

Total returns for various periods ended December 31, 2008 are:

	Total Returns
	3 Months	12 Months
Value Trust:
Primary ClassA	–28.97%	–55.05%
Class R	–28.92%	–54.89%
Financial Intermediary Class	–28.88%	–54.77%
Institutional Class	–28.82%	–54.61%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Classes CA and R, please visit www.leggmason.com/individualinvestors. For the Financial Intermediary and Institutional Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The market environment of the past 12 months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. We also believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund’s share classes included in this report, please contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of

2	Quarterly Report to Shareholders

fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

This is my first letter to you as Chairman of the Fund. In November, the Fund’s Board of Directors elected David Odenath as President and me as Chairman of the Board of Directors of the Fund. At that meeting, Jack Curley, who served as Chairman of all the Legg Mason Funds, retired after many years of exemplary service. Jack embodied the finest qualities of a good chairman; he was ethical, hard-working and perceptive. He had a deep understanding of mutual fund issues and always acted in the shareholders’ best interests. I have big shoes to fill and I will work hard to do so. We wish Jack all the best and thank him for his many years of service.

Sincerely,

Mark R. Fetting	David R. Odenath
Chairman	President

February 24, 2009

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

Quarterly Report to Shareholders	3

Performance Information

Legg Mason Value Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite and Value Line indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–55.05%	–55.05%
Five Years	–47.63%	–12.13%
Ten Years	–34.94%	–4.21%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Class R

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–54.89%	–54.89%
Life of Class*	–57.92%	–35.01%

* Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the period beginning December 31, 2006.

6	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–54.77%	–54.77%
Five Years	–45.89%	–11.56%
Life of Class*	–37.81%	–5.93%

* Inception date: March 23, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning March 31, 2001.

Quarterly Report to Shareholders	7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–54.61%	–54.61%
Five Years	–44.97%	–11.26%
Ten Years	–28.14%	–3.25%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of December 31, 2008)C

(As a percentage of the portfolio)

Top Ten Holdings (As of December 31, 2008)

Security	% of Net Assets
UnitedHealth Group Inc.	7.4%
The AES Corp.	7.4%
Aetna Inc.	7.0%
eBay Inc.	4.1%
Amazon.com Inc.	3.9%
Amgen Inc.	3.8%
Time Warner Inc.	3.8%
CA Inc.	3.7%
International Business Machines Corp.	3.5%
General Electric Co.	3.5%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	9

Selected Portfolio PerformanceD

Strongest performers for the quarter ended December 31, 2008E
1. Nucor Corp.	+17.9%
2. UnitedHealth Group Inc.	+4.8%
3. Amgen Inc.	–2.6%
4. CA Inc.	–6.9%
5. EMC Corp.	–12.5%
6. 3M Co.	–15.1%
7. Aetna Inc.	–20.9%
8. Hewlett-Packard Co.	–21.3%
9. Time Warner Inc.	–22.7%
10. Google Inc.	–23.2%

Weakest performers for the quarter ended December 31, 2008E
1. Citigroup Inc.	–66.9%
2. Bank of America Corp.	–58.9%
3. Sears Holdings Corp.	–58.4%
4. Electronic Arts Inc. (EA)	–56.6%
5. Eastman Kodak Co.	–56.2%
6. Merrill Lynch and Co. Inc.	–53.0%
7. American Express Co.	–47.4%
8. J.C. Penney Co. Inc.	–40.5%
9. eBay Inc.	–37.6%
10. Capital One Financial Corp.	–36.8%

Portfolio Changes

New positions established during the quarter	Positions completely sold during the quarter
Agilent Technologies Inc.	None
The Allstate Corp.
AT&T Inc.
Avon Products Inc.
The Boeing Co.
Chesapeake Energy Corp.
CME Group Inc.
ConocoPhillips
Deere and Co.
Exelon Corp.
The Goldman Sachs Group Inc.
Merck and Co. Inc.
PepsiCo Inc.
Prudential Financial Inc.
State Street Corp.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire quarter.

10	Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Value Trust, Inc.

December 31, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests — 95.4%

Consumer Discretionary — 15.3%
Internet and Catalog Retail — 3.9%
Amazon.com Inc.	3,222,882	$165,269,389	A

Leisure Equipment and Products — 2.8%
Eastman Kodak Co.	18,300,900	120,419,922	B

Media — 3.8%
Time Warner Inc.	16,183,779	162,808,817

Multiline Retail — 4.8%
J.C. Penney Co. Inc.	3,652,488	71,954,013
Sears Holdings Corp.	3,491,108	135,699,368	A

		207,653,381

Consumer Staples — 1.0%
Beverages — 0.2%
PepsiCo Inc.	100,000	5,477,000

Personal Products — 0.8%
Avon Products Inc.	1,466,400	35,237,592

Energy — 0.8%
Oil, Gas and Consumable Fuels — 0.8%
Chesapeake Energy Corp.	588,800	9,520,896
ConocoPhillips	488,800	25,319,840

		34,840,736

Quarterly Report to Shareholders	11

	Shares/Par	Value
Financials — 15.7%
Capital Markets — 5.8%
Merrill Lynch and Co. Inc.	8,955,600	$104,243,184
State Street Corp.	2,932,800	115,347,024
The Goldman Sachs Group Inc.	343,300	28,971,087

		248,561,295

Consumer Finance — 1.4%
American Express Co.	1,368,600	25,387,530
Capital One Financial Corp.	1,067,445	34,040,821

		59,428,351

Diversified Financial Services — 7.5%
Bank of America Corp.	2,057,950	28,975,936
Citigroup Inc.	15,641,500	104,954,465
CME Group Inc.	50,000	10,405,500
J.P. Morgan Chase and Co.	2,542,086	80,151,972
NYSE Euronext	3,617,100	99,036,198

		323,524,071

Insurance — 1.0%
Prudential Financial Inc.	100,000	3,026,000
The Allstate Corp.	1,173,100	38,430,756

		41,456,756

Health Care — 18.8%
Biotechnology — 3.8%
Amgen Inc.	2,835,450	163,747,238	A

Health Care Providers and Services — 14.4%
Aetna Inc.	10,492,387	299,033,029
UnitedHealth Group Inc.	11,913,641	316,902,851

		615,935,880

Pharmaceuticals — 0.6%
Merck and Co. Inc.	784,300	23,842,720

12	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value
Industrials — 5.1%
Aerospace and Defense — 0.6%
The Boeing Co.	538,800	$22,990,596

Industrial Conglomerates — 4.0%
3M Co.	391,000	22,498,140
General Electric Co.	9,104,750	147,496,950

		169,995,090

Machinery — 0.5%
Deere and Co.	588,800	22,562,816

Information Technology — 29.3%
Communications Equipment — 3.1%
Cisco Systems Inc.	8,188,925	133,479,478	A

Computers and Peripherals — 7.3%
EMC Corp.	2,739,500	28,682,565	A
Hewlett-Packard Co.	3,706,631	134,513,639
International Business Machines Corp.	1,761,579	148,254,489

		311,450,693

Electronic Equipment, Instruments & Components — N.M.
Agilent Technologies Inc.	100,000	1,563,000	A

Internet Software and Services — 10.4%
eBay Inc.	12,468,939	174,066,388	A
Google Inc.	406,000	124,905,900	A
Yahoo! Inc.	12,072,045	147,278,949	A

		446,251,237

Semiconductors and Semiconductor Equipment — 2.6%
Texas Instruments Inc.	7,000,500	108,647,760

Quarterly Report to Shareholders	13

	Shares/Par	Value
Information Technology — Continued
Software — 5.9%
CA Inc.	8,437,092	$156,339,315
Electronic Arts Inc. (EA)	4,473,967	71,762,430	A
Microsoft Corp.	1,273,100	24,749,064

		252,850,809

Materials — 1.2%
Metals and Mining — 1.2%
Nucor Corp.	1,091,750	50,438,850

Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
AT&T Inc.	1,077,600	30,711,600

Utilities — 7.5%
Electric Utilities — 0.1%
Exelon Corp.	100,000	5,561,000

Independent Power Producers and Energy Traders — 7.4%
The AES Corp.	38,443,309	316,772,866	A,B

Total Common Stocks and Equity Interests
(Cost — $5,425,199,935)		4,081,478,943

14	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value
Repurchase Agreements — 5.7%

Banc of America
.01%, dated 12/31/08, to be repurchased at $122,264,469 on 1/2/09 (Collateral: $109,515,000 Freddie Mac Notes, 4.75%, due 1/19/16, value $124,866,265)	$122,264,401	$122,264,401

Goldman Sachs & Co.
.01% dated 12/31/08, to be repurchased at $122,264,470 on 1/2/09 (Collateral: $115,885,000 Fannie Mae Notes, 5.78%, due 6/7/22, value $127,943,221)	122,264,402	122,264,402

Total Repurchase Agreements (Cost — $244,528,803)		244,528,803

Total Investments — 101.1% (Cost — $5,669,728,738)C		4,326,007,746
Other Assets Less Liabilities — (1.1)%		(47,513,246)

Net Assets — 100.0%		$4,278,494,500

Net Asset Value Per Share:
Primary Class		$26.04

Class R		$29.07

Financial Intermediary Class		$29.23

Institutional Class		$30.09

N.M. Not Meaningful.

A	Non-income producing.
B

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2008, the total market value of Affiliated Companies was $437,192,788, and the cost was $892,255,683.

C

Aggregate cost for federal income tax purposes is substantially the same as book cost. At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$906,684,555
Gross unrealized depreciation	(2,250,405,547)

Net unrealized depreciation	$(1,343,720,992)

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio Limited Duration Bond Portfolio

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top- notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary, R Class Shareholders	For FI, I and IS Class Shareholders
c/o BFDS	c/o BFDS
P.O. Box 55214	P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary

LMF-002/Q (2/09) TN09-4341